Discontinued Operations	12 Months Ended
Dec. 31, 2017
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations

NOTE 3 – DISCONTINUED OPERATIONS

During the fourth quarter of 2016, we decided to discontinue operations of our Dionisio Farms and Produce (DFP) subsidiary. We decided to sell all assets associated with this business due to the sustained losses incurred.

The assets and liabilities of the discontinued operations are presented separately under the captions “Assets of discontinued operations held for sale” and Liabilities of discontinued operations held for sale,” respectively, in the accompanying Consolidated Balance Sheets at December 31, 2017 and December 31, 2016 consist of the following:

Assets of discontinued operations held for sale:	December 31, 2017	December 31, 2016 (as re-stated)
Cash	$-	$6,000
Accounts receivable	-	37,000
Deposits and other current assets	-	57,000
Land and equipment	-	2,685,000
Total assets	$-	$2,785,000
Liabilities of discontinued operations held for sale
Accounts payable	$-	$777,000
Accrued liabilities	-	42,000
Notes payable	-	2,022,000
Total Liabilities	$-	$2,841,000

The income from discontinued operations presented in the statements of operations consist of the following for the year ended December 31, 2017 and December 31, 2016:

	December 31, 2017	December 31, 2016
Revenues	$-	$3,774,000
Cost of goods sold	-	(4,308,000)
General and administrative expenses	(993,000)	-
Depreciation and amortization	(1,000)	(560,000)
Interest	(43,000)	(284,000)
Other (gain (loss) on disposal of assets and intangibles)	(8,000)	(1,246,000)
Total	$(1,045,000)	$(2,624,000)

On March 3, 2017, the Company’s land and water assets associated with farming operations were auctioned off. Gross proceeds fom the auction were $1,740,000 with net proceeds estimated to be $1,583,000. Proceeds were used to pay off secured debt first with any residual proceeds used to pay unsecured debt.